Exhibit 99.1

Bear Stearns Media Conference March 11, 2008

Safe Harbor Statement Certain statements contained in this presentation regarding RHD's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," "industry outlook, trends and forecast" and similar expressions, as they relate to RHD or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only RHD's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to RHD. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause RHD's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of future financial and operating results, RHD's plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk that the legacy Dex and RHD businesses will not continue to be integrated successfully; (2) the risk that the expected strategic advantages and remaining cost savings from the Dex Media merger may not be fully realized or may take longer to realize than expected; (3) disruption from the Dex Media merger making it more difficult to maintain relationships with customers, employees or suppliers; (4) our significant indebtedness and the limitations placed upon us under the related debt agreements; and (5) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD's results to differ materially from those described in the forward-looking statements are described in detail in RHD's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 in Item 1A "Risk Factors" as well as RHD's other periodic filings with the SEC that are available on the SEC's website at www.sec.gov. No reference, verbal or written, to the guidance issued February 28, 2008 within the context of this presentation should be construed as an update, revision, confirmation or clarification of the Company's future financial performance. In addition, we will reference numerous non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of all non-GAAP measures to the most comparable GAAP measures.

Official Yellow Pages publisher for Embarq, Qwest and AT&T(1) DexKnows.com, one of the leading IYP's Business.com, largest B-to-B search engine and pay per click ad network 1,900 marketing consultants Over 600,000 advertisers Market leader in 28 states Who We Are Who we are Why we are relevant How we will grow 1) in Illinois and Northwest Indiana

Who We Are (cont'd) Total Advertisers Over 600,000 Online Advertisers Over 200,000 2008 Net Revenue Guidance $2.6 billion - $2.7 billion 2008 EBITDA(1) Guidance $1.35 billion - $1.40 billion 2008 EBITDA(1) Margin Guidance ^ 50% Please see appendix for reconciliation of non-GAAP figures to the most comparable GAAP numbers Excludes SFAS No. 123 R non-cash compensation expense and other compensation expense related to the Business.com acquisition Who we are Why we are relevant How we will grow

1,900 Local Sales People Selling Yellow Pages, DexKnows.com Network And The Rest Of The Internet (a/k/a "Triple Play") Print and online search have to be sold to local businesses, they don't just buy it! Who we are Why we are relevant How we will grow

RHDi Achieving Scale With A Deep, Talented Team Approximately 200,000 advertisers Approximately 400 employees More than 50 engineers More than 80 years of combined leadership experience at leading Internet companies Who we are Why we are relevant How we will grow

Print IYP 2003 15.1 2004 14.6 2005 14.5 2.6 2006 13.4 3.3 2007 13.4 3.8 Print and Internet Yellow Pages References in billions Source: 2007 KN/SRI Industry Usage Study and comScore NOTE: Comparable, historical IYP data is only available through 2005 17.1 16.7 17.2 Yellow Pages Remain A Trusted Local Search Tool For Consumers 2.6 3.3 3.8 Yellow Pages continues to deliver a high volume of leads Who we are Why we are relevant How we will grow

Searches By Resource Who we are Why we are relevant How we will grow Source: 2007 KN/SRI Industry Usage Study and comScore Online Search Print YP Internet YP Annual Searches 113 billion 13.4 billion 3.8 billion

YP Delivers More Potential Customers Than Search Online Search Print YP Internet YP Annual Searches 113 billion 13.4 billion 3.8 billion % Resulting in a Business Contact 4%(1) 60%(2) 20%(3) Potential Customers Generated 5 billion 8 billion 1 billion Source: 2007 KN/SRI Industry Usage Study and comScore Includes purchasing, submitting a form, downloading content, calling a phone number, or making an extended site visit Approximation derived from 87% (percent of print Yellow Pages users that make a purchase or intend to make a purchase) divided by 1.5 (estimated average number of references per user) Approximation derived from 70% (percent of Internet Yellow Pages users that make a purchase or intend to make a purchase) divided by 3.5 (estimated average number of references per user) Who we are Why we are relevant How we will grow

Triple Play Delivers More Active Buyers 136,000 purchasers of auto body repair services in Seattle spend $124 million annually 27,708 5,587 9,464 42,759 Media Exposure to Active Buyers PRINT IYP ONLINE SEARCH Triple Play influenced 1/3 of active buyers Who we are Why we are relevant How we will grow

Internet Products Offer Market Expansion Opportunities Source: Inc. Magazine and RHD market research Internet products expand the addressable market Market Dynamics Businesses that do not advertise 0.45 Advertisers that do not use the Yellow Pages 0.24 Yellow Pages advertisers in our markets that do not use Dex 0.06 Businesses that use Dex Yellow Pages 0.25 Analysis of Businesses in Market Businesses in each category as a percent of all businesses within our markets Who we are Why we are relevant How we will grow

6% CAGR RHD's Addressable Market Expected To Grow Print IYP Online Local Search 2006 15.1 0.7 0.9 2011E 15.6 1.6 4.1 U.S. addressable market; $ billions Source: Veronis Suhler Stevenson, 2007 Opportunity Modest U.S. print industry growth Online search growing rapidly Triple Play provides strategy to capitalize on opportunity Differentiated from online only players Portfolio of effective, measurable solutions $17 $22 RHD Triple Play Print yellow pages Proprietary Internet yellow pages site DexKnows.com Rest of the Internet (SEM, SEO and Business.com) (34% CAGR ) (20% CAGR ) (1% CAGR ) Who we are Why we are relevant How we will grow

RHD Operates In Attractive Markets Historical and Projected Economic Growth Rates 2006 - 2011 estimated growth rates Source: Woods and Poole Economic Data, 2007 RHD markets expected to grow faster than U.S. average RHD Markets U.S. Average Population 0.017 0.01 Employment 0.021 0.016 Retail Sales 0.027 0.021 RHD Markets U.S. Average Population 0.02 0.011 Employment 0.023 0.016 Retail Sales 0.039 0.03 1996 - 2006 growth rates Who we are Why we are relevant How we will grow

Positive Long Term Outlook Core product usage and value much better than generally believed Online products in development offer increased revenue and margin opportunity Sales force offers competitive advantage and significant economic barrier to competition Who we are Why we are relevant How we will grow

Appendix

GAAP Reconciliation - 2008 Outlook Unaudited; $ millions For purposes of reconciling non-GAAP measures used in our Full Year 2008 outlook to their most comparable GAAP measures, we have utilized the midpoint of the range of those respective measures. This should not be interpreted to suggest that any such midpoint is more likely than any other amount within the specified range. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents adjusted earnings before interest, taxes, depreciation and amortization. Pro forma adjusted EBITDA represents pro forma adjusted earnings before interest, taxes, depreciation and amortization. EBITDA, adjusted EBITDA and pro forma adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for operating income or net income